UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): May 4, 2012

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street - 2nd Floor
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +1 (646) 553-4845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc. (the “Company”)

May 4, 2012

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On May 4, 2012, Barak Bar-Cohen, the Company's Chief Executive Officer, was elected to the Company's Board of Directors.

Barak Bar-Cohen, age 41, was appointed the Company's Chief Executive Officer in March 2012. He joined the Company in July 2008 and, prior to his appointment to Chief Executive Officer, had most recently served as Chief Administrative Officer, overseeing the Company's human resources, business systems, legal, procurement and investor relations departments, and as Chief Commercial Officer, directing the Company's global sales, marketing, product marketing and channel partnership programs.

Mr. Bar-Cohen was previously the President and Chief Operating Officer of Narrowstep Inc., a TV over the Internet company based in London, from 2007 to 2008. He has also served in several senior management roles at RCN Corporation, a provider of bundled communication services to residential customers across the United States. During his tenure at RCN, Mr. Bar-Cohen managed customer service, marketing and communications and RCN's New York market. Mr. Bar-Cohen was also Vice President at a boutique investment firm and worked at Putnam, Hayes & Bartlett, a worldwide economic and litigation support consulting firm based in Washington, D.C.

Mr. Bar-Cohen holds a B.A. in economics with honors from Brandeis University and an M.B.A. from the Tuck School of Business at Dartmouth College.

Mr. Bar-Cohen has not engaged in a related party transaction with us during the last two fiscal years, and there are no family relationships between Mr. Bar-Cohen and any of our other executive officers or directors.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 8, 2012, the Company's Board of Directors approved amendments to the Company's By-Laws. The amendments are effective as of May 8, 2012.

Section 4 of Article II of the Company's By-Laws was amended and restated in its entirety to comply with certain amendments to the General Corporation Law of the State of Delaware regarding the fixing of record dates for determining stockholders entitled to notice of or to vote at meetings of stockholders and to provide procedures for stockholder action by written consent. A stockholder seeking to conduct a stockholder consent solicitation must request that the Company's Board of Directors fix a record date for such solicitation in compliance with new Section 4.

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In addition, Section 5 of Article II of the Company's By-Laws was amended to (i) clarify that the Company's Board of Directors may call and designate the date, time and place (if any) of annual meetings of stockholders, (ii) clarify that solely the Company's Board of Directors and the Company's President may call special meetings of stockholders, (iii) provide that the affirmative vote of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote at a meeting of stockholders (rather than a majority of the votes cast at a meeting of stockholders of the Company as under the previous provision) is required to take stockholder action other than the election of directors, (iv) update the list of stockholders and notice of stockholder meeting provisions of the Company's By-Laws to comply with certain amendments made to the General Corporation Law of the State of Delaware since the adoption of the Company's By-Laws, and (v) provide that the Company's Board of Directors or the person presiding at a meeting of stockholders of the Company may prescribe rules and regulations for the conduct of such meetings.

Further, new Section 7 was added to Article II of the Company's By-Laws to provide for an orderly procedure for the making of nominations for election to the Company's Board of Directors and for the bringing of business before annual meetings of stockholders. In general, a stockholder desiring to nominate an individual for election to the Company's Board of Directors at an annual meeting of stockholders or desiring to propose business for consideration by the stockholders at an annual meeting of stockholders must deliver a notice in compliance with new Section 7 not later than the close of business of the 90th day nor earlier than the close of business the 120th day prior to the first anniversary of the prior year's annual meeting or, if the date of the annual meeting is more than 30 days before or after such anniversary date, not earlier than the close of business on the 120th day prior to such annual meeting and not later than close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the first public announcement of such meeting is first made by the Company. A stockholder desiring to nominate individuals for election to the Company's Board of Directors at a special meeting of stockholders at which the Company's Board of Directors has determined that directors will be elected must deliver a notice in compliance with new Section 7 not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such meeting and of the nominees proposed by the Company's Board of Directors to be elected at such meeting is first made by the Company. The notice delivered by such a stockholder must contain certain information regarding the stockholder, the beneficial owner (if any), any individual nominated for election to the Company's Board of Directors by such stockholder and any proposed business as further provided in new Section 7. Further, a nominee for election to the Company's Board of Directors must provide certain information to the Company and a written representation and agreement as further provided in new Section 7. A stockholder's failure to comply with the notice, information and delivery requirements of new Section 7, including appearing at a meeting of stockholders to present any nomination or proposed business, will result in any such nomination or business being disregarded and not being considered, conducted or transacted at the applicable meeting of stockholders.

Under new Section 7, a stockholder desiring to nominate an individual for election to the Company's Board of Directors or to propose business for consideration by the stockholders, in either case, at the 2012 annual meeting of stockholders of the Company, must deliver a notice in compliance with new Section 7 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the 2011 annual meeting of stockholders of the Company (October 21, 2011); provided, however, if the Company holds its 2012 annual meeting of stockholders more than 30 days before or after such anniversary date, such notice must be received not earlier than the close of business on the 120th day prior to such 2012 annual meeting and not later than the close of business on the later of the 90th day prior to such 2012 annual meeting or the 10th day following the day on which the first public announcement of such meeting is first made by the Company.

The above description is qualified in its entirety by reference to the full text of the Amendments to By-Laws of the Company adopted May 8, 2012 attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description

3.1	Amendments to By-Laws of KIT digital, Inc. adopted on May 8, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: May 10, 2012	By:	/s/ Barak Bar-Cohen
Barak Bar-Cohen
Chief Executive Officer

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